Exhibit 21
SUBSIDIARIES 1
OF
VAIL RESORTS, INC.

NAME	STATE OF INCORPORATION/ FORMATION	DOING BUSINESS AS
1016563 B.C. Ltd.	British Columbia
1089881 B.C. Ltd.	British Columbia
17402 HIDDEN VALLEY, LLC	Missouri
2006 CIMARRON, LLC	Colorado
AFFINITY SNOWSPORTS INC.	British Columbia
ALL MEDIA ASSOCIATES, INC.	California
ALL MEDIA HOLDINGS, INC.	Colorado
ANDERMATT SEDRUN SPORT A.G.	Switzerland
AQUIA PTY LTD	Australia
ARRABELLE AT VAIL SQUARE, LLC	Colorado
AUSTRALIAN ALPINE ENTERPRISES HOLDINGS PTY LTD	Australia
AUSTRALIAN ALPINE ENTERPRISES PTY LTD	Australia
AUSTRALIAN ALPINE RESERVATION CENTRES PTY LTD	Australia
BBJFLQ, INC.	Pennsylvania
BCRP, INC.	Delaware
BEAVER CREEK ASSOCIATES, INC.	Colorado	BEANO AT BEAVER CREEK
BEAR TRAP AT BEAVER CREEK, INC.
BUCKBOARD AT BEAVER CREEK, INC.
DALLY AT BEAVER CREEK, INC.
FLATTOPS AT BEAVER CREEK, INC.
GOLD DUST AT BEAVER CREEK, INC.
GOSHAWK AT BEAVER CREEK, INC.
GOSHAWK GLADE AT BEAVER CREEK, INC.
GRAND TRAVERSE AT BEAVER CREEK, INC
HAY MEADOW AT BEAVER CREEK
LATIGO AT BEAVER CREEK
MCCOY PARK AT BEAVER CREEK
PINEY AT BEAVER CREEK, INC.
RED BUFFALO AT BEAVER CREEK, INC.
RED TAIL AT BEAVER CREEK
SALT LICK AT BEAVER CREEK, INC.
SHEEPHORN AT BEAVER CREEK, INC.
SPRUCE SADDLE RESTAURANT
STEP ONE, INC.
STONE CREEK SWITCHBACK AT BEAVER CREEK, INC.
STRAWBERRY PARK AT BEAVER CREEK
STUMP PARK AT BEAVER CREEK, INC.

BEAVER CREEK CONSULTANTS, INC.	Colorado

BEAVER CREEK FOOD SERVICES, INC.	Colorado	BACHELOR GULCH CLUB BEANO’S CABIN BEAVER CREPES AND COOKIES CANDY CABIN GUNDER’S TALONS WHITE CARPET CLUB
BLACK DIAMOND INSURANCE, INC.	Arizona
BLACKCOMB MOUNTAIN DEVELOPMENT LTD.	British Columbia
BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP	British Columbia
BLACKCOMB SKIING ENTERPRISES LTD.	British Columbia
BLC OPERATORS, INC.	Pennsylvania
BOOTH CREEK SKI HOLDINGS, INC.	Delaware
BOSTON MILLS SKI RESORT, INC.	Ohio	BOSTON MILLS SKI RESORT
BOULDER VIEW TAVERN, INC.	Pennsylvania
BRANDYWINE SKI RESORT, INC.	Ohio
BRECKENRIDGE HOTEL MANAGEMENT COMPANY, LLC	Delaware
BRECKENRIDGE RESORT PROPERTIES, INC.	Colorado	BRECKENRIDGE RESORT PROPERTIES VAIL RESORTS PROPERTY MANAGEMENT
BRECKENRIDGE TERRACE, LLC	Colorado
CARINTHIA GROUP 1, LP	Vermont
CARINTHIA GROUP 2, LP	Vermont
CARINTHIA RESIDENTIAL PHASE 1, LP	Vermont
CARINTHIA SKI LODGE LLC	Vermont
CB COMMERCIAL PROPERTIES ‘07, LLC	Colorado
COLORADO MOUNTAIN EXPRESS, INC.	Colorado	CME
CME DESTINATIONS WEST
CME PARTNERS
CME PREMIER
CMECOUPONS
CMECOUPONS.COM
COLORADO MOUNTAIN EXPRESS
DESTINATIONS WEST
EPIC MOUNTAIN EXPRESS
GO CME
GO COLORADO MOUNTAIN EXPRESS
PREMIER VIP TRANSPORTATION
RESORT EXPRESS
ROCKY MOUNTAIN ART GUIDE
ROCKY MOUNTAIN DINING GUIDE
SKIER’S CONNECTION
TRANSPORTATION MANAGEMENT SYSTEMS
WHEELS OF FORTUNE

COLTER BAY CONVENIENCE STORE, LLC	Wyoming
COLTER BAY GENERAL STORE, LLC	Wyoming
CRANS-MONTANA FOOD AND BEVERAGE SA	Switzerland

CRESTED BUTTE, LLC	Colorado	ATMOSPHERE
BUTTE 66
BUTTE 66 BBQ ROADHOUSE
CAMP CB
CB CONFERENCE SERVICES
CB MOUNTAIN SCHOOL
CBMR LIFT TICKETS
CBMR PROPERTIES
CBMR SKI AND RIDE SCHOOL
CBMR WHOLESALE DEPARTMENT
COAL BREAKERS – CRESTED BUTTE MOUNTAIN RESORT
CRESTED BUTTE DEVELOPMENT CORPORATION
CRESTED BUTTE MOUNTAIN BIKE PARK
CRESTED BUTTE MOUNTAIN RESORT
CRESTED BUTTE RESORT
CRESTED BUTTE SKI AREA
CRESTED BUTTE SKI RENTAL
CRESTED BUTTE TRAVEL
CRESTED BUTTE VACATIONS
CRESTED BUTTE WHOLESALE
ELEVATION RETAIL
GENERAL STORE – CBMR
GRAND LODGE HOTEL
GRAND LODGE RETAIL
HALL OF FAME BAR & GRILL
ICE BAR
JEFE’S RESTAURANT
KIDS WORLD – CBMR
LODGE AT MOUNTAINEER SQUARE
LOGO’D AT CB
MOUNTAIN ADVENTURES
OUTPOST CBMR
OUTPOST—CBMR
PARADISE
RESORT COMMUNICATIONS
RUSTICA CBMR
RUSTICA—CBMR
TEN PEAKS RESTAURANT
THIN AIR SPORTS
TRACKERS – CBMR
TREASURY CENTER RENTALS
ULEY’S CABIN
WHITE ROOM
WOODSTONE GRILL

CROTCHED MOUNTAIN PROPERTIES, LLC	New Hampshire
CRYSTAL PEAK LODGE OF BRECKENRIDGE, INC.	Colorado	CRYSTAL PEAK LODGE
DELTRECS, INC.	Ohio
DTPC, LLC	Delaware	DT PARK CITY HOTEL INTELLIGENTSIA ROOTS GRILL VERTICAL LOUNGE YARROW HOTEL
EVER VAIL, LLC	Colorado

FALLS CREEK SKI LIFTS PTY LTD	Australia
FIRST CHAIR HOUSING TRUSTEE LLC	Colorado
FLAGG RANCH COMPANY	Colorado
FOREST RIDGE HOLDINGS, INC.	Colorado
FROSTY LAND, INC.	New York
GARIBALDI LIFTS LTD.	British Columbia
GILLETT BROADCASTING, INC.	Delaware
GORE CREEK PLACE, LLC	Colorado
GRAND TETON LODGE COMPANY	Wyoming
GREAT NORTH REGIONAL CENTER, LLC	Vermont
GREATER PARK CITY COMPANY	Utah	ALPINE SLIDE
APRES SKI CLUB
BASE AREA CAFETERIA
GREATER PARK CITY CORPORATION
KINDERSCHULE
MOUNTAIN LOGO
PARK CITY MOUNTAIN RESORT
PARK CITY MOUNTAIN RESORT RENTAL SHOP
PARK CITY SKI AREA
PARK CITY SKI CORPORATION
RUSTY NAIL
SILVER PUTT PARK
STEEPS RESTAURANT
THE SNOW HUT
THE SUMMIT HOUSE

GREATER PROPERTIES, INC.	Delaware
GROS VENTRE UTILITY COMPANY	Wyoming
HEAVENLY VALLEY, LIMITED PARTNERSHIP	Nevada	HEAVENLY MOUNTAIN RESORT KIRKWOOD INN KIRKWOOD MOUNTAIN RESORT KIRKWOOD SERVICE CENTER
HIDDEN VALLEY GOLF AND SKI, INC.	Missouri	HIDDEN VALLEY SKI AREA
HPK, LLC	Delaware
HUNKIDORI LAND COMPANY, LLC	Colorado
HUNTER MOUNTAIN ACQUISITION, INC.	Missouri
HUNTER MOUNTAIN BASE LODGE, INC.	New York
HUNTER MOUNTAIN FESTIVALS, LTD.	New York
HUNTER MOUNTAIN RENTALS, LTD.	New York
HUNTER MOUNTAIN SKI BOWL, INC.	New York
HUNTER RESORT VACATIONS, INC.	New York
HVLP KIRKWOOD SERVICES, LLC	California
JACKSON HOLE GOLF AND TENNIS CLUB, INC.	Wyoming
JACKSON LAKE LODGE CORPORATION	Wyoming
JENNY LAKE LODGE, INC.	Wyoming
JENNY LAKE STORE, LLC	Wyoming
JFBB LQ, INC.	Pennsylvania
JFBB SKI AREAS, INC.	Missouri	JACK FROST BIG BOULDER
JHL&S LLC	Wyoming
KEYSTONE CONFERENCE SERVICES, INC.	Colorado
KEYSTONE DEVELOPMENT SALES, INC.	Colorado

KEYSTONE FOOD & BEVERAGE COMPANY	Colorado	9280’
ALPENTOP DELI
DERCUM SQUARE ICE RINK
KEYSTONE CONFERENCE CENTER CORPORATION
KEYSTONE CORPORATE CENTER CORPORATION
KEYSTONE LODGE & SPA
MINER’S CART
ONE SKI HILL PLACE
PIONEER CROSSING
SEVENS RESTAURANT
SNOW DRIFTER
THE CROW’S NEST
THE LOBBY BAR AT RIVER MOUNTAIN LODGE
THE OVERLOOK

KEYSTONE RANCH WATER COMPANY	Colorado
KEYSTONE RESORT PROPERTY MANAGEMENT COMPANY	Colorado	KEYSTONE CENTRAL RESERVATIONS KEYSTONE MOUNTAIN RESERVATIONS KEYSTONE PROPERTY MANAGEMENT
KEYSTONE/INTRAWEST, LLC	Delaware	KEYSTONE REAL ESTATE DEVELOPMENTS
KEYSTONE/INTRAWEST REAL ESTATE, LLC	Colorado
LA POSADA BEVERAGE SERVICE, LLC	Delaware
LAKE TAHOE LODGING COMPANY	Colorado
LBO HOLDING, INC.	Maine	ATTITASH ATTITASH BEAR PEAK RESORT ATTITASH GRAND SUMMIT HOTEL ATTITASH MOUNTAIN RESORT ATTITASH RESORT
LODGE PROPERTIES, INC.	Colorado	THE LODGE AT VAIL
LODGE REALTY, INC.	Colorado
MAD RIVER MOUNTAIN, INC.	Missouri
MHSC DP PTY LTD	Australia
MHSC HOTELS PTY LTD	Australia
MHSC PROPERTIES PTY LTD	Australia
MHSC TRANSPORTATION SERVICES PTY LTD	Australia
MOUNT HOTHAM MANAGEMENT AND RESERVATION PTY LTD	Australia
MOUNT HOTHAM SKIING COMPANY PTY LTD	Australia
MOUNT SNOW DEVELOP AND BUILD LLC	Vermont
MOUNT SNOW GP SERVICES, LLC	Vermont
MOUNTAIN THUNDER, INC.	Colorado

MOUNT SNOW LTD.	Vermont	1900’ BURGER
BLUEBIRD EXPRESS
CARINTHIA
CARINTHIA LODGE
CARINTHIA MOUNT SNOW
CARINTHIA PARKS
MOUNT SNOW BIKE PARK
MOUNT SNOW BLUEBIRD EXPRESS
MOUNT SNOW CHILD CARE
MOUNT SNOW REALTY
MOUNT SNOW SKI AREA
MOUNT SNOW SKI RESORT
MOUNT SNOW SKI SHOP
NATURESPA
STATION TAP ROOM

MT CB REAL ESTATE, LLC	Colorado
NATIONAL PARK HOSPITALITY COMPANY	Colorado
NORTHSTAR GROUP COMMERCIAL PROPERTIES, LLC	Delaware
NORTHSTAR GROUP RESTAURANT PROPERTIES, LLC	Delaware
OKEMO LIMITED LIABILITY COMPANY	Vermont	OKEMO MOUNTAIN RESORT
OKEMO MOUNTAIN SKI RENTAL AND REPAIR
   SHOP
OKEMO RENTAL SERVICE
OKEMO SKI AND RIDE SCHOOL
OKEMO VALLEY NORDIC CENTER
OKEMO VALLEY GOLF ACADEMY
SNOW STARS
SNOW TRACKS LEARNING CENTER
THE ICE HOUSE
THE MEETING HOUSE
THE OKEMO DIFFERENCE
THE SPA AT OKEMO
THE SPORTS CENTER AT OKEMO
THE TOLL GATE GARDEN

OKEMO MOUNTAIN FOOD AND BEVERAGE, INC.	Vermont	43 NORTH
EPIC
JACKSON GORE INN
OKEMO TAP HOUSE
ROBIN’S ROOST
SIENA AT JACKSON GORE
SKY BAR
SMOKEY JOE’S GRILL
SUGAR HOUSE AT OKEMO
THE COLEMAN BROOK TAVERN
THE CORNER STORE AT JACKSON GORE
THE INN AT JACKSON GORE
THE SITTING BULL LOUNGE
VERMONT PIZZA AT OKEMO
WILLIE DUNN’S GRILLE

ONE RIVER RUN, LLC	Colorado
ONE SKI HILL PLACE, LLC	Colorado
PAOLI PEAKS, INC.	Missouri
PARK PROPERTIES, INC.	Delaware
PEAK TO CREEK HOLDINGS CORP.	British Columbia

PEAK TO CREEK LODGING COMPANY LTD.	British Columbia	LODGING OVATIONS
PEAK RESORTS, INC.	Missouri
PERISHER BLUE PTY LIMITED	Australia
PROPERTY MANAGEMENT ACQUISITION CORP., INC.	Colorado	ROCKY MOUNTAIN RESORT LODGING COMPANY
RCR VAIL, LLC	Colorado	ROCKY MOUNTAIN RESIDENCES, LLC
REMONTÉES MÉCANIQUES CRANS MONTANA AMINONA SA	Switzerland
ROCKRESORTS ARRABELLE, LLC	Colorado
ROCKRESORTS CORDILLERA LODGE COMPANY, LLC	Colorado
ROCKRESORTS COSTA RICA S.R.L.	Costa Rica
ROCKRESORTS DR, LLC	Delaware
ROCKRESORTS EQUINOX, INC.	Vermont
ROCKRESORTS HOTEL JEROME, LLC	Colorado
ROCKRESORTS INTERNATIONAL, LLC	Delaware
ROCKRESORTS INTERNATIONAL MANAGEMENT COMPANY	Colorado
ROCKRESORTS JAMAICA LIMITED	Jamaica
ROCKRESORTS SKI TIP, LLC	Delaware
ROCKRESORTS (ST. LUCIA) INC.	St. Lucia
ROCKRESORTS THIRD TURTLE, LTD.	Turks & Caicos Islands
ROCKRESORTS WYOMING, LLC	Wyoming
ROCKRESORTS, LLC	Delaware
SKI LIBERTY OPERATING CORP.	Pennsylvania
SKI ROUNDTOP OPERATING CORP.	Pennsylvania
SLIFER SMITH & FRAMPTON/VAIL ASSOCIATES REAL ESTATE, LLC	Colorado	COLORADO LANDMARK REALTORS
COLORADO LANDMARK INC.
COLORADO LANDMARK, REALTORS
COLORADO LANDMARK-MULTIPROP REALTY, INC
PIQUET REALTY
ROCKY MOUNTAIN LIFE
SLIFER, SMITH & FRAMPTON REAL ESTATE
SLIFER, SMITH & FRAMPTON/VAIL ASSOCIATES
SLIFER, SMITH & FRAMPTON/VAIL ASSOCIATES LLC
VAIL LIONSHEAD REAL ESTATE BROKERS
VAIL-LIONSHEAD REAL ESTATE BROKERS
VAIL-LIONSHEAD REAL ESTATE CO.

SNH DEVELOPMENT, INC.	Missouri	CROTCHED MOUNTAIN SKI AND RIDE AREA CROTCHED MOUNTAIN SKI AREA
SNOW CREEK, INC.	Missouri
SNOW TIME ACQUISITION, INC.	Missouri
SNOW TIME, INC.	Delaware
SNOW TRUST	Australia
SOHO DEVELOPMENT, LLC.	Colorado
SPORTLIFE SA	Switzerland

SSI VENTURE, INC.	Utah	ALL MOUNTAIN SPORTS
ALTERNATIVE EDGE
ASPEN SPORTS AT SNOWMASS
ASPEN SPORTS LLC
BEAVER CREEK FLY FISHER
BEAVER CREEK SIGNATURE SHOP
BICYCLE VILLAGE OF COLORADO
BOARDER CROSS
BOARDER CROSSING
BOARDER X-ING
BOOTSIE LACY B LLC
BOULDER SKI AND BIKE
BOULDER SKI AND BIKE DEALS
BOULDER SKI DEALS
BRECK SPORTS
BRECKENRIDGE SPORTS
BREEZE
BREEZE SKI & SPORT
BREEZE SKI RENTALS
BUYSKIS.COM
CB MOUNTAIN OUTFITTERS
COLORADO SKI & GOLF
COLORADO SKI AND BIKE
COLORADO SNOWBOARDS
COPPER MOUNTAIN SPORTS
COPPER VILLAGE SPORTS
CRESTED BUTTE RENTAL & DEMO CENTER
DEPOT
DEPOT SKI RENTALS
EFLIN SPORTS
EPIC MOUNTAIN GEAR
EPIC MOUNTAIN RENTALS
FRISCO SPORTS
GORE CREEK FLY FISHERMAN
GRAND WEST OUTFITTERS
HAPPY THOUGHTS
KEYSTONE SPORTS
LIONSHEAD SPORTS
LOGO’D AT GRAND LODGE
MAIN STREET OUTLET
MAX SNOWBOARD
MOUNTAIN ADVENTURE CENTER
MOUNTAIN BASICS
MOUNTAIN SPORTS OUTLET
MOUNTAINSPORT TELLURIDE
ONE TRACK MIND
PARK CITY MOUNTAIN SPORTS
PEAK SPORTS
RENTBOARDS.COM
RENTSKIS GOLD
RENTSKIS.COM
RIVER RUN SPORTS
ROCKY MOUNTAIN EYES AND TEES
ROCKY MOUNTAIN EYES AND T’S
ROCKY MOUNTAIN EYEWEAR
ROCKY MOUNTAIN EYEWEAR LTD. “A SHADEY BUSINESS”
SAN MIGUEL ANGLERS

SSI VENTURE, INC. (cont.)	Utah	SKI DEPOT
SKI DEPOT RENTALS
SKI DEPOT SPORTS
SNOWMASS SPORT STALKER
SPECIALTY SPORTS NETWORK
SPECIALTY SPORTS VENTURE LLC
STEAMBOAT SPORTS
TAYLOR CREEK
TAYLOR CREEK ANGLING SERVICES
TAYLOR CREEK FLY SHOPS
TAYLOR CREEK SPORTS
TELLURIDE ADVENTURES
TELLURIDE MOUNTAIN BIKE HEADQUARTERS LLC
TELLURIDE MOUNTAINCRAFT LLC
TELLURIDE SPORTS
TEN MILE SPORTS
THE DEPOT
THE SKI DOCTOR
VAIL FISHING GUIDES
VAIL FLY-FISHING
VAIL FLY-FISHING OUTFITTERS
VAIL RESORTS RETAIL
VAIL SPORTS
VAIL SPORTS KIDS
WINTER PARK SKI RENTALS
WINTER PARK SKI SWAP
WINTER PARK SPORTS
WINTER PARK SWAP SHOP

SSV HOLDINGS, INC.	Colorado	NEVE SPORTS
SSV ONLINE LLC	Wisconsin	OUTDOOR OUTLET
SSV ONLINE HOLDINGS, INC.	Colorado
STAGECOACH DEVELOPMENT, LLC	Nevada
STAMPEDE CANTEEN, LLC	Wyoming
SUMMIT SKI LIMITED	British Columbia
SYCAMORE LAKE, INC.	Ohio	ALPINE VALLEY
TCRM COMPANY	Delaware
TENDERFOOT SEASONAL HOUSING, LLC	Colorado
TETON HOSPITALITY SERVICES, INC.	Wyoming
THE CANYONS GOLF CLUB, LLC	Utah
THE CHALETS AT THE LODGE AT VAIL, LLC	Colorado	THE LODGE AT VAIL CHALETS
THE GAME CREEK CLUB	Colorado
THE SUNAPEE DIFFERENCE LLC	New Hampshire	MOUNT SUNAPEE RESORT MOUNT SUNAPEE SKI AREA MOUNT SUNAPEE SKI RENTALS

THE VAIL CORPORATION	Colorado	ARROWHEAD ALPINE CLUB
ASPEN GROVE
AVAIL ADVENTURE OUTFITTERS, LTD.
BACHELOR GULCH
BACHELOR GULCH CLUB
BEAVER CREEK CLUB
BEAVER CREEK RESORT
GORE CREEK MINI GOLF
PASSPORT CLUB
PRATER LANE PLAY SCHOOL
RED SKY GOLF CLUB
RED SKY GOLF CLUB GUEST CLUBHOUSE PRO SHOP
RED SKY GOLF CLUB MEMBER PRO SHOP
THE ARRABELLE CLUB
THE OSPREY AT BEAVER CREEK
THE PASSPORT CLUBHOUSE AT GOLDEN PEAK
THE YOUNGER GENERATION
TV8
VAIL ASSOCIATES, INC.
VAIL CONSULTANTS
VAIL MOUNTAIN
VAIL MOUNTAIN HIKING CENTER
VAIL RESORTS MANAGEMENT COMPANY
VAIL SNOWBOARD SUPPLY

THE VILLAGE AT BRECKENRIDGE ACQUISITION CORP., INC.	Colorado	BRECKENRIDGE CATTLE COMPANY
BRECKENRIDGE MOUNTAIN LODGE
CAFÉ BRECKENRIDGE
GOLD STRIKE SALOON
JAKE T. POUNDERS
MAGGIE CAFETERIA
MOUNTAIN THUNDER PROPERTY MANAGEMENT COMPANY
PASTA COMPANY
ROCKY MOUNTAIN RESORT LODGING
THE VILLAGE AT BRECKENRIDGE
THE VILLAGE AT BRECKENRIDGE RESORT
VILLAGE PUB

TRIMONT LAND COMPANY	California	NORTHSTAR AT TAHOE RESORT NORTHSTAR CALIFORNIA
TRIPLE PEAKS, LLC	Colorado
VAIL ASSOCIATES HOLDINGS, LTD.	Colorado
VAIL ASSOCIATES INVESTMENTS, INC.	Colorado	WARREN LAKES VENTURE, LTD.
VAIL ASSOCIATES REAL ESTATE, INC.	Colorado
VAIL ASSOCIATES SCHOLARSHIP PROGRAM	Colorado

VAIL FOOD SERVICES, INC.	Colorado	BISTRO 14
BUFFALOS ROADHOUSE GRILL
CAMP 1, INC.
EXTRA EXTRA
FOX HOLLOW GOLF COURSE CLUBHOUSE
GAME CREEK CLUB VILLAGE CLUBHOUSE
GOLDEN PEAK GRILL
GOLDEN PEAK RESTAURANT AND CANTINA
IN THE DOG HAUS
ONE ELK RESTAURANT
RIPPEROO’S CORNER CAFÉ
SALSA’S
THE 10TH
THE LIONS DEN BAR & GRILL
TWO ELK RESTAURANT
VAIL MOUNTAIN DINING COMPANY
WAFFLE WAY
WILDWOOD EXPRESS
WILDWOOD SMOKEHOUSE
WOK ‘N ROLL ‘N RICE, INC.
WOK’N ROLL, INC.

VAIL HOLDINGS FINANCE B.V.	Netherlands
VAIL HOLDINGS, INC.	Colorado
AD BROKERAGE, A DIVISION OF VAIL ASSOCIATES, INC.
APRES LOUNGE
AVON AT BEAVER CREEK
AVON-VAIL COMPANY
BEAVER CREEK ADVERTISING AGENCY
BEAVER CREEK ANTIQUES, INC.
BEAVER CREEK APARTMENTS, INC.
BEAVER CREEK ART, INC.
BEAVER CREEK AT AVON, INC.
BEAVER CREEK AT VAIL, INC.
BEAVER CREEK BACKPACKING, INC.
BEAVER CREEK BAKERY, INC.
BEAVER CREEK BAR, INC.
BEAVER CREEK BARBERS, INC.
BEAVER CREEK BICYCLES, INC.
BEAVER CREEK BOOK AND POSTER SHOP, INC.
BEAVER CREEK BOOK STORE, INC.
BEAVER CREEK BOOKING AGENCY, INC.
BEAVER CREEK BOOKING AND TICKET AGENCY, INC.
BEAVER CREEK BOOKSTORE AND OFFICE SUPPLY, INC.
BEAVER CREEK BUILDERS, INC.
BEAVER CREEK BUS SERVICE, INC.
BEAVER CREEK CAB, INC.
BEAVER CREEK CABLE T V INC.
BEAVER CREEK CAFÉ & LOUNGE, INC.
BEAVER CREEK CAMERA, INC.
BEAVER CREEK CHEESE SHOP, INC.
BEAVER CREEK CINEMA, INC.

VAIL HOLDINGS, INC. (cont.)	Colorado
BEAVER CREEK CLEANERS, INC.
BEAVER CREEK CLOTHING, INC.
BEAVER CREEK CONDOMINIUM MANAGEMENT RENTAL, INC.
BEAVER CREEK CONDOMINIUM RENTAL, INC.
BEAVER CREEK CONDOMINIUMS AND LODGE, INC.
BEAVER CREEK CONDOMINIUMS, INC.
BEAVER CREEK CONDOTEL, INC.
BEAVER CREEK CONFERENCE CENTER, INC.
BEAVER CREEK CONSTRUCTION AND DEVELOPMENT, INC.
BEAVER CREEK CONSTRUCTION COMPANY, INC.
BEAVER CREEK CONSTRUCTION MANAGEMENT CONSULTANTS, INC.
BEAVER CREEK CYCLE SHOP, INC.
BEAVER CREEK DAIRY, INC.
BEAVER CREEK DECORATING, INC.
BEAVER CREEK DEPARTMENT STORE, INC.
BEAVER CREEK DEVELOPMENT COMPANY, INC.
BEAVER CREEK DISTRIBUTING, INC.
BEAVER CREEK DRUGS, INC.
BEAVER CREEK DRUGSTORE, INC.
BEAVER CREEK DRY CLEANERS, INC.
BEAVER CREEK ELECTRIC, INC.
BEAVER CREEK ENGINEERS, INC.
BEAVER CREEK EQUESTRIAN CENTER
BEAVER CREEK FILLING STATION, INC.
BEAVER CREEK FIREWOOD, INC.
BEAVER CREEK FLORISTS, INC.
BEAVER CREEK FLYING SERVICE, INC.
BEAVER CREEK FOOD STORE, INC.
BEAVER CREEK GALLERIES, INC.
BEAVER CREEK GAS STATION, INC.
BEAVER CREEK GENERAL CONTRACTORS, INC.
BEAVER CREEK GIFT SHOP, INC.
BEAVER CREEK GOLF AND TENNIS CLUB
BEAVER CREEK GOLF CLUB
BEAVER CREEK GOLF CLUB BAR & GRILL
BEAVER CREEK GROCERY, INC.
BEAVER CREEK GUIDES
BEAVER CREEK HARDWARE, INC.
BEAVER CREEK HEALTH SPA, INC.
BEAVER CREEK HEATING & PLUMBING, INC.
BEAVER CREEK HOSTESSES, INC.
BEAVER CREEK HOTEL COMPANY, INC.
BEAVER CREEK INTERIOR DESIGN, INC.
BEAVER CREEK JEEP GUIDES
BEAVER CREEK JEWELERS, INC.
BEAVER CREEK JOURNAL, INC.
BEAVER CREEK LANDSCAPING AND SNOWPLOWING, INC.
BEAVER CREEK LAUNDROMAT, INC.

VAIL HOLDINGS, INC. (cont.)	Colorado
BEAVER CREEK LIMOUSINE SERVICE, INC.
BEAVER CREEK LIQUOR AND WINE SHOP, INC.
BEAVER CREEK LIQUOR STORE, INC.
BEAVER CREEK LIQUORS, INC.
BEAVER CREEK LODGE AND CONFERENCE CENTER, INC.
BEAVER CREEK MAINTENANCE AND REPAIR, INC.
BEAVER CREEK MARKET, INC.
BEAVER CREEK MARKETING ASSOCIATION, INC.
BEAVER CREEK MEADOWS, INC.
BEAVER CREEK MERCHANTS ASSOCIATION
BEAVER CREEK MOBILE COURT, INC.
BEAVER CREEK MOBILE HOME PARK, INC.
BEAVER CREEK MOTEL, INC.
BEAVER CREEK MOTOR LODGE, INC.
BEAVER CREEK MOUNTAIN CORPORATION
BEAVER CREEK MOUNTAINEERING, INC.
BEAVER CREEK NEWS AGENCY, INC.
BEAVER CREEK NEWS, INC.
BEAVER CREEK OUTDOOR CLUB, INC.
BEAVER CREEK PAINTING, INC.
BEAVER CREEK PHARMACY, INC.
BEAVER CREEK PHOTOGRAPHY, INC.
BEAVER CREEK PIZZA, INC.
BEAVER CREEK PLANTERS, INC.
BEAVER CREEK PRINTERY, INC.
BEAVER CREEK PRINTING AND SECRETARIAL SERVICE, INC.
BEAVER CREEK PUB, INC.
BEAVER CREEK RANCH, INC.
BEAVER CREEK REAL ESTATE, INC.
BEAVER CREEK REALTY AND MANAGEMENT, INC.
BEAVER CREEK RECREATION AREA, INC.
BEAVER CREEK RENTALS, INC.
BEAVER CREEK RESERVATION SERVICE
BEAVER CREEK RESORT AND CONFERENCE CENTER, INC.
BEAVER CREEK RESORT AND TENNIS CLUB
BEAVER CREEK RESORT ASSOCIATION
BEAVER CREEK RESTAURANT, INC.
BEAVER CREEK SALES, INC.
BEAVER CREEK SALOON, INC.
BEAVER CREEK SECURITY
BEAVER CREEK SERVICE CORPORATION
BEAVER CREEK SERVICE STATION, INC.
BEAVER CREEK SKI AND MOUNTAINEERING, INC.
BEAVER CREEK SKI AND SPORTS
BEAVER CREEK SKI AREA
BEAVER CREEK SKI CLUB, INC.
BEAVER CREEK SKI CORPORATION

VAIL HOLDINGS, INC. (cont.)	Colorado
BEAVER CREEK SKI PATROL
BEAVER CREEK SKI RENTAL
BEAVER CREEK SKI REPAIR
BEAVER CREEK SKI RESORT
BEAVER CREEK SKI SCHOOL
BEAVER CREEK SKI SERVICE, INC.
BEAVER CREEK SKI SHOPS
BEAVER CREEK SKI TOURING, INC.
BEAVER CREEK SKIING CORPORATION
BEAVER CREEK SNOWPLOWING, INC.
BEAVER CREEK SPIRITS, INC.
BEAVER CREEK SPORT SHOP
BEAVER CREEK SPORTING GOODS
BEAVER CREEK SPORTS
BEAVER CREEK STEAK HOUSE, INC.
BEAVER CREEK SYSTEMS, INC.
BEAVER CREEK T V, INC.
BEAVER CREEK TAXI SERVICE, INC.
BEAVER CREEK TENNIS CLUB
BEAVER CREEK TOWING, INC.
BEAVER CREEK TRADING POST, INC.
BEAVER CREEK TRADING, INC.
BEAVER CREEK TRAILER PARK, INC.
BEAVER CREEK TRANSPORTATION CORPORATION
BEAVER CREEK TRAVEL AGENCY, INC.
BEAVER CREEK TRAVEL SERVICE, INC.
BEAVER CREEK VACATION RESORT
BEAVER CREEK VALLEY ASSOCIATION, INC.
BEAVER CREEK VILLAGER, INC.
BEAVER CREEK VISITORS SERVICE, INC.
BEAVER CREEKSIDE
BEAVER CREEK-VAIL COMPANY
BEAVER-VAIL DEVELOPMENT CORPORATION
EAGLE RESIDENCES
EXTREMELY VAIL, INC.
FOOD STORE AT BEAVER CREEK, INC.
GAME CREEK CLUB
LODGE AT BEAVER CREEK
MERIDIAN GROUP JOINT VENTURE, LTD.
PLAZA LODGE AT BEAVER CREEK
THE ADVENTURE COMPANY, INC.
THE BEAVER TAIL, INC.
THE ENCLAVE RESTAURANT
THE INN AT BEAVER CREEK
TRAIL’S END BAR
VAIL ASSOCIATES DEVELOPMENT CORPORATION
VAIL ASSOCIATES VENTURES, INC.
VAIL BEAVER CREEK REAL ESTATE
VAIL BOBSLED ADVENTURES, INC.
VAIL MOUNTAIN CLUB
VAIL MOUNTAIN RESORT
VAIL MOUNTAIN RESORT AND CONFERENCE CENTER
VAIL PRODUCTIONS
VAIL/BEAVER CREEK CENTRAL RESERVATIONS

VAIL HOLDINGS, INC. (cont.)	Colorado	VAIL/BROADMOOR, INC. VAIL/JAPAN ENTERPRISES, INC. VAIL-AVON COMPANY VAIL-BEAVER CREEK COMPANY WILDWOOD SHELTER
VAIL HOTEL MANAGEMENT COMPANY, LLC	Colorado
VAIL RESORTS DEVELOPMENT COMPANY	Colorado	VAIL ASSOCIATES REAL ESTATE GROUP
VAIL RESORTS LODGING COMPANY	Delaware	PARK CITY RENTAL MANAGEMENT COMPANY VAIL RESORTS HOSPITALITY
VAIL RR, INC.	Colorado
VAIL SUMMIT RESORTS, INC.	Colorado	BEAVER CREEK VILLAGE TRAVEL
BRECKENRIDGE HOSPITALITY
BRECKENRIDGE LODGING & HOSPITALITY
BRECKENRIDGE MOUNTAIN RESORT
BRECKENRIDGE PROPERTY MANAGEMENT
BRECKENRIDGE SKI RESORT
BRECKENRIDGE SKI RESORT CORPORATION
COLORADO VACATIONS
KEYSTONE CONFERENCE CENTER
KEYSTONE LODGE & SPA
KEYSTONE LODGING & HOSPITALITY
KEYSTONE RESORT
KEYSTONE RESORT, INC.
KEYSTONE STABLES
KEYSTONE TRAVEL
RALSTON RESORTS, INC.
RESERVATIONS FOR THE SUMMIT
ROCKY MOUNTAIN RESORT VACATIONS
ROCKY MOUNTAIN SKI CONSOLIDATORS
VAIL/BEAVER CREEK CENTRAL RESERVATIONS
VAIL/BEAVER CREEK RESERVATIONS, INC.
VAIL/BEAVER CREEK TRAVEL

VAIL TRADEMARKS, INC.	Colorado	VAIL RESORTS TRADEMARKS, INC.
VAIL/ARROWHEAD, INC.	Colorado
VAIL/BEAVER CREEK RESORT PROPERTIES, INC.	Colorado	ARROWHEAD PROPERTY MANAGEMENT COMPANY
BACHELOR GULCH PROPERTY MANAGEMENT COMPANY
BEAVER CREEK RESORT PROPERTIES
BEAVER CREEK TENNIS CENTER
PARK PLAZA RENTAL RESERVATIONS
PARK PLAZA RESERVATIONS, INC.
TRAPPER’S CABIN
VAIL PROPERTY MANAGEMENT

VAMHC, INC.	Colorado
VR ACQUISITION, INC.	California
VR AUSTRALIA HOLDINGS PTY LTD	Australia

VR CPC HOLDINGS, INC.	Delaware	CANYONS GOLF COURSE BEVERAGE CARTS
COBRA DOG SHACK
JUPITER JAVA
KRISTI’S COFFEE CAFÉ
LEGACY LODGE
LEGACY SPORTS
LEGENDS AT THE RESORT
MID MOUNTAIN
MINER’S CAMP RESTAURANT
PARK CITY MOUNTAIN
PARK CITY MOUNTAIN RESORT
PARK CITY RESORT
SNOW HUT
SUMMIT HOUSE
THE CANYONS

VR CPC SERVICES, LLC	Delaware
VR HEAVENLY CONCESSIONS, INC.	California
VR HEAVENLY I, INC.	Colorado
VR HEAVENLY II, INC.	Colorado
VR HOLDINGS, INC.	Colorado
VR NE HOLDINGS, LLC	Delaware	JACKSON GORE VILLAGE JACKSON GORE VILLAGE RENTALS JACKSON GORE VILLAGE SPORT AND FITNESS CENTER
VR NW HOLDINGS, INC.	Delaware
VR PA HOLDINGS, INC.	Pennsylvania
VR US HOLDINGS, INC.	Delaware	AFTON ALPS AFTON ALPS RESORT BRUHN’S MT. BRIGHTON MT. BRIGHTON RESORT ONE CREEK MOUNTAIN GRILL SKI HILL GRILL THE TRUCK
VR US HOLDINGS II, LLC	Delaware
ADVENTURE CENTER
ADVENTURE OUTFITTERS
ALL MOUNTAIN PROGRAM (AMP)
CHILDREN’S ADVENTURE CENTER
CLIFF HOUSE RESTAURANT
FIRST CHAIR ALPINE
FRONT FOUR DEMO CENTER
FRONT FOUR RENTALS
FRONT FOUR SPORTS
GEAR ZONE
GONDOLA CAFÉ
GREAT ROOM GRILL
INSIDER’S GUIDE TO STOWE
LODGE AT MT. MANSFIELD
LODGE AT STOWE MOUNTAIN RESORT
MANSFIELD CROSS-COUNTRY SKI CENTER
MANSFIELD SPORT SHOPS
MIDWAY CAFÉ
MIDWAY LODGE
MIGHTYBUSTERS
MINIBUSTERS
MOUNT MANSFIELD LODGE AT LONG TRAIL

VR US HOLDINGS II, LLC (cont.)	Delaware
MOUNTAIN CLINIC
MT. MANSFIELD BASE LODGE
MT. MANSFIELD LODGE
MT. MANSFIELD SKI PATROL
MT. MANSFIELD SPORTS
OCTAGON CAFETERIA
SLOPESIDE MARKET
SPRUCE BASE CAMP
SPRUCE CAMP
SPRUCE CAMP BAR
SPRUCE CAMP BASE LODGE
SPRUCE LODGE AT MOUNT MANSFIELD
SPRUCE PEAK SPORTS
STAY TUNED
STOWE ADVENTURE CENTER
STOWE BASE CAMP
STOWE BYPASS
STOWE FOR STARTERS
STOWE INSIDER GUIDE
STOWE ROCKS!
STOWE SPRUCE BASE LODGE
STOWE TOYS
STOWE, NATURALLY VERMONT’S BEST
STOWEBUSTERS
STOWE’S MIDWAY CAFÉ
STOWKED
SUMMER ADVENTURE CAMP
THE CANTEEN RESTAURANT
THE INN AT THE MOUNTAIN
THE MANSFIELD CLUB
THE SMUGGLER’S DEN
THE STOWE MOUNTAIN RESORT
THE STOWE SHOP
THE WAFFLE
TOLL HOUSE CONFERENCE CENTER
TRAILBLAZERS
TREETOP ADVENTURE
ZIPTOUR ADVENTURE

VR WM HOLDINGS, LLC	Delaware	MT. BRIGHTON RESORT WILMOT MOUNTAIN WILMOT MOUNTAIN RESORT WILMOT MOUNTAIN SKI RESORT
VRSS HOLDINGS, LLC	Delaware	LAUREL MOUNTAIN RESORT
VRV AUSTRALIA PTY LTD	Australia
WB LAND INC.	British Columbia
WB LAND (CREEKSIDE SNOW SCHOOL) INC.	British Columbia
WB/T DEVELOPMENT LTD.	British Columbia
WC ACQUISITION CORP.	New Hampshire
WEST LAKE WATER PROJECT, LLC	Vermont
WHISTLER & BLACKCOMB MOUNTAIN RESORTS LIMITED	British Columbia
WHISTLER ALPINE CLUB INC.	British Columbia
WHISTLER BLACKCOMB EMPLOYMENT CORP.	British Columbia
WHISTLER BLACKCOMB GENERAL PARTNER LTD.	British Columbia
WHISTLER BLACKCOMB HOLDINGS INC. (f/k/a 1068877 BC Ltd.)	British Columbia

WHISTLER HELI-SKIING LTD.	British Columbia
WHISTLER MOUNTAIN RESORT LIMITED PARTNERSHIP	British Columbia
WHISTLER SKI SCHOOL LTD.	British Columbia
WHISTLER/BLACKCOMB MOUNTAIN EMPLOYEE HOUSING LTD.	British Columbia
WHITETAIL MOUNTAIN OPERATING CORP.	Pennsylvania
ZERODIX SÀRL	Switzerland

1Includes only those entities owned 50% or greater.